Exhibit 24

POWER OF ATTORNEY

I, Jerry M. Armstrong, in my individual capacity and as a director of Pogo Producing Company (the “Company”), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 2005.

/s/ JERRY M. ARMSTRONG
Jerry M. Armstrong

POWER OF ATTORNEY

I, Robert H. Campbell, in my individual capacity and as a director of Pogo Producing Company (the “Company”), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th  day of January, 2005.

/s/ ROBERT H. CAMPBELL
Robert H. Campbell

POWER OF ATTORNEY

I, William L. Fisher, in my individual capacity and as a director of Pogo Producing Company (the “Company”), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 2005.

/s/ WILLIAM L. FISHER
William L. Fisher

POWER OF ATTORNEY

I, Thomas A. Fry, III, in my individual capacity and as a director of Pogo Producing Company (the “Company”), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 2005.

/s/ THOMAS A. FRY, III
Thomas A. Fry, III

POWER OF ATTORNEY

I, Gerrit W. Gong, in my individual capacity and as a director of Pogo Producing Company (the “Company”), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th  day of January, 2005.

/s/ GERRIT W. GONG
Gerrit W. Gong

POWER OF ATTORNEY

I, Carroll W. Suggs, in my individual capacity and as a director of Pogo Producing Company (the “Company”), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th  day of January, 2005.

/s/ CARROLL W. SUGGS
Carroll W. Suggs

POWER OF ATTORNEY

I, Stephen A. Wells, in my individual capacity and as a director of Pogo Producing Company (the “Company”), do hereby appoint PAUL G. VAN WAGENEN and THOMAS E. HART, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity and as a director of the Company, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th day of January, 2005.

/s/ STEPHEN A. WELLS
Stephen A. Wells

POWER OF ATTORNEY

I, Paul G. Van Wagenen, in my individual capacity, as the chief executive officer and as a director of Pogo Producing Company (the “Company”), do hereby appoint THOMAS E. HART and JAMES P. ULM, II, and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to prepare, execute and file, in my name, place and stead in my individual capacity, as the principal executive officer and as a director of the Company, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, with any and all exhibits and other documents relating thereto, any and all amendments to said Annual Report and all instruments as said attorneys or either of them shall deem necessary or incidental in connection therewith and to file the same with the Commission.

Each of said attorneys shall have full power and authority to do and perform in my name and on my behalf any act whatsoever to accomplish the purpose and intent of the forgoing that said attorneys deem may be necessary or desirable to be done in the premises as fully and to all intents and purposes as I might or could do in person, and by my signature hereto, I hereby ratify and approve any and all of such acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have executed this instrument on this 25th  day of January, 2005.

/s/ PAUL G. VAN WAGENEN
Paul G. Van Wagenen